Exhibit No. 32.1
SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended August 31, 2026 of ChronoScale Holdings Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ying Cenly Chen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 14, 2026	/s/ Ying Cenly Chen Ying Cenly Chen Chief Executive Officer (Principal Executive Officer)